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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) May 19, 2010
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

             62 Cecil Street, #06-00 TPI Building, Singapore 049710
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On May 19, 2010, Colin Binny tendered to the Board of Directors of Amaru, Inc., a Nevada corporation (the "Company") his notice of resignation as the Company's director. Mr. Binny's resignation is effective immediately. Mr. Binny was also a member of the Company's Audit Committee. Mr. Binny also resigned as a director of the Company's wholly-owned subsidiary, M2B World, Inc., a California corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

None






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 20, 2010                              AMARU, INC.

                                           By: /s/ Chua Leong Hin
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                                               Chua Leong Hin
                                               President and CEO